UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07044

The Dreyfus Sustainable U.S. Equity Portfolio, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/18

FORM N-CSR

Item 1.       Reports to Stockholders.

The Dreyfus Sustainable U.S. Equity Portfolio, Inc.

SEMIANNUAL REPORT June 30, 2018

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

The Dreyfus Sustainable U.S. Equity Portfolio, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Sustainable U.S. Equity Portfolio, Inc., covering the six-month period from January 1, 2018 through June 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Volatility returned to the financial markets over the first half of 2018. Although stocks set a series of new record highs in January amid growing corporate earnings, reduced corporate tax rates and synchronized global economic growth, investors later grew nervous about rising interest rates, renewed inflationary pressures, escalating geopolitical tensions and the prospects of more protectionist U.S. trade policies. Consequently, U.S. stocks produced mildly positive returns over the reporting period. Meanwhile, bonds typically lost a degree of value over the first six months of the year due to rising interest rates and inflation concerns.

Despite the return of heightened market volatility, we believe that underlying market fundamentals remain sound. Ongoing economic growth, robust labor markets, rising corporate earnings and strong consumer and business confidence seem likely to support stock and corporate bond prices over the months ahead. Monetary policymakers have indicated that short-term interest rates probably will rise further, but U.S. government bond prices may already reflect those expectations. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
July 16, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through June 30, 2018, as provided by portfolio managers John Gilmore and Jeff Munroe of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2018, The Dreyfus Sustainable U.S. Equity Portfolio, Inc.’s Initial shares produced a total return of 0.20%, and the fund’s Service shares returned 0.08%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 2.65% for the same period.2

U.S. stocks produced mild gains in a volatile market over the reporting period amid rising corporate earnings, higher interest rates, and concerns regarding U.S. trade policies. The fund underperformed the Index, mainly due to security selection shortfalls in the financials, consumer discretionary, and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes and sustainable business practices, and have no material unresolvable environmental, social, and governance (ESG) issues. The fund invests principally in common stocks, focusing on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the stocks of foreign companies, including up to 10% in the stocks of companies in emerging-market countries.

We use quantitative and qualitative fundamental analyses to identify attractively priced companies with good products, strong management, and strategic direction that have adopted, or are making progress toward, a sustainable business approach. We employ an investment process that combines investment themes with fundamental research and analysis to select stocks for the fund’s portfolio.

Rising Volatility Amid Political Worries

The first quarter of 2018 witnessed the return of volatility to the U.S. stock market. Equities came under pressure towards the end of January in an environment of rising sovereign bond yields. Following a brief period of stabilization, equity markets again succumbed to downward pressure, this time due to the Trump administration’s move to impose tariffs on aluminum and steel imports.

The second quarter of the year was equally volatile as President Trump stepped up his protectionist rhetoric on trade. Italy was another focus of investors’ attention when a constitutional crisis in May briefly roiled markets. Against this more febrile political backdrop, global macroeconomic conditions appeared somewhat less buoyant and synchronized than at the start of 2018. On a more positive note, the U.S. economy continued to deliver as it reaped the benefits of last year’s tax cuts, although in some areas accelerating inflation and a tightening labor market have started to weigh on corporate profitability.

Security Selections Dampened Fund Performance

The fund lagged the Index over the reporting period, mainly due to stock selection shortfalls in the financials, consumer discretionary, and materials sectors. An overweighted position in the consumer discretionary sector and lack of exposure to energy stocks further detracted from relative performance.

A number of individual companies also were disappointing. Global specialty chemicals company Albemarle struggled with a potential change in lithium-supply dynamics due to a planned expansion of lithium production by its competitors. We regard these concerns as overblown, as rising demand for the batteries used in electronic vehicles should absorb the increased supply. The fund did not hold shares of Internet retailer Amazon.com over much of the reporting period, preventing the portfolio

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

from participating fully in its gains. We subsequently purchased the stock to reduce the risks associated with lack of exposure to a major Index component. Beauty-products manufacturer Coty also stumbled when investors focused on weakness in its consumer beauty division rather than better-than-expected quarterly results for the company overall.

The fund achieved better results in other areas. Pet food maker Blue Buffalo Pet Products reported strong quarterly results and agreed to be acquired by General Mills. Global software giant Microsoft advanced as it continued to move towards more recurring revenues. Financial software developer Intuit reported good results driven by subscriber growth and a particularly strong tax season. Apparel maker Under Armour reported better-than-expected revenues stemming from significant growth opportunities in international markets for footwear and athleisure. From a market sector perspective, an underweighted position in the industrials sector and lack of exposure to telecommunications companies also aided relative performance.

Finding Opportunities in Volatile Markets

As of midyear, interest rates, inflationary pressures, and geopolitical risks have risen. However, more volatile market conditions may provide greater opportunities as well as elevated risks. We intend to continue to invest in companies where we anticipate growth expectations will be achieved, valuations are reflective of the wider environment, and sustainability factors meet stringent criteria.

We recently have reduced the fund’s sensitivity to market volatility by increasing its holdings in more defensive areas, such as pharmaceuticals and utilities. We also have identified an ample number of investment opportunities in the information technology sector, but relatively few in the energy and industrials sectors.

July 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through May 1, 2019, at which time it may be extended, terminated, or modified.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s consideration of ESG issues in the securities selection process may cause the fund to perform differently from funds that do not integrate consideration of ESG issues when selecting investments.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of The Dreyfus Sustainable U.S. Equity Portfolio, Inc. made available through insurance products may be similar to those of other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Sustainable U.S. Equity Portfolio, Inc. from January 1, 2018 to June 30, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2018
	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.47	$4.71
Ending value (after expenses)	$1,002.00	$1,000.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2018
	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.51	$4.76
Ending value (after expenses)	$1,021.32	$1,020.08

† Expenses are equal to the fund’s annualized expense ratio of .70% for Initial shares and .95% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2018 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.8%
Banks - 6.2%
Citigroup	143,728		9,618,278
First Republic Bank	46,110		4,462,987
			14,081,265
Capital Goods - 2.0%
Acuity Brands	13,003		1,506,658
Ferguson	35,930		2,916,221
			4,422,879
Consumer Durables & Apparel - 4.1%
Newell Brands	67,752		1,747,324
NIKE, Cl. B	45,620		3,635,002
PulteGroup	62,405		1,794,144
Under Armour, Cl. A	93,114	[a]	2,093,203
			9,269,673
Consumer Services - 1.5%
McDonald's	21,220		3,324,962
Food & Staples Retailing - 3.9%
Costco Wholesale	28,249		5,903,476
Walgreens Boots Alliance	48,586		2,915,889
			8,819,365
Health Care Equipment & Services - 7.4%
Abbott Laboratories	116,231		7,088,929
Cerner	44,829	[a]	2,680,326
Medtronic	79,534		6,808,906
			16,578,161
Household & Personal Products - 3.4%
Colgate-Palmolive	95,190		6,169,264
Coty, Cl.A	102,414		1,444,037
			7,613,301
Insurance - 4.6%
Intact Financial	97,568		6,920,637
Principal Financial Group	64,660		3,423,747
			10,344,384
Materials - 3.1%
Albemarle	37,260		3,514,736
Ecolab	24,149		3,388,829
			6,903,565
Media - 1.1%
Thomson Reuters	59,267		2,389,645
Pharmaceuticals, Biotechnology & Life Sciences - 6.9%
Gilead Sciences	95,505		6,765,574

Description	Shares		Value ($)
Common Stocks - 96.8% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 6.9% (continued)
Merck & Co.	143,873		8,733,091
			15,498,665
Real Estate - .7%
Redwood Trust	101,330	[b]	1,668,905
Retailing - 6.9%
Amazon.com	3,780	[a]	6,425,244
Dollar General	47,827		4,715,742
The TJX Companies	46,506		4,426,441
			15,567,427
Semiconductors & Semiconductor Equipment - 4.1%
Applied Materials	85,752		3,960,885
Maxim Integrated Products	54,916		3,221,372
QUALCOMM	38,308		2,149,845
			9,332,102
Software & Services - 23.5%
Accenture, Cl. A	47,885		7,833,507
Alphabet, Cl. A	10,428	[a]	11,775,193
Alphabet, Cl. C	1,827	[a]	2,038,292
Cognizant Technology Solutions, Cl. A	22,376		1,767,480
eBay	159,028	[a]	5,766,355
Intuit	20,682		4,225,436
Microsoft	167,313		16,498,735
Western Union	146,188		2,972,002
			52,877,000
Technology Hardware & Equipment - 9.7%
Apple	61,051		11,301,151
Cisco Systems	167,759		7,218,670
Samsung SDI, GDR	68,339	[c]	3,280,517
			21,800,338
Transportation - 1.9%
CH Robinson Worldwide	50,727		4,243,821
Utilities - 5.8%
CMS Energy	121,424		5,740,927
Eversource Energy	125,339		7,346,119
			13,087,046
Total Common Stocks (cost $195,187,378)			217,822,504

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	7-Day Yield (%)	Shares		Value ($)
Other Investment - 3.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,188,718)	1.83	7,188,718	[d]	7,188,718
Total Investments (cost $202,376,096)		100.0%		225,011,222
Cash and Receivables (Net)		.0%		96,703
Net Assets		100.0%		225,107,925

GDR—Global Depository Receipt

aNon-income producing security.

bInvestment in real estate investment trust.

cSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2018, these securities were valued at $3,280,517 or 1.46% of net assets.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the respective investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	23.5
Technology Hardware & Equipment	9.7
Health Care Equipment & Services	7.4
Retailing	6.9
Pharmaceuticals, Biotechnology & Life Sciences	6.9
Banks	6.2
Utilities	5.8
Insurance	4.6
Semiconductors & Semiconductor Equipment	4.1
Consumer Durables & Apparel	4.1
Food & Staples Retailing	3.9
Household & Personal Products	3.4
Money Market Investment	3.2
Materials	3.1
Capital Goods	2.0
Transportation	1.9
Consumer Services	1.5
Media	1.1
Real Estate	.7
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Company	Value 12/31/17($)	Purchases($)	Sales($)	Value 6/30/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,831,655	21,904,291	19,547,228	7,188,718	3.2	17,285

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	195,187,378	217,822,504
Affiliated issuers	7,188,718	7,188,718
Cash		2,575
Cash denominated in foreign currency	3	3
Receivable for investment securities sold		3,302,078
Dividends receivable		403,121
Prepaid expenses		51,888
		228,770,887
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		118,633
Payable for investment securities purchased		3,377,962
Payable for shares of Common Stock redeemed		111,223
Directors fees and expenses payable		22,630
Accrued expenses		32,514
		3,662,962
Net Assets ($)		225,107,925
Composition of Net Assets ($):
Paid-in capital		198,917,222
Accumulated distributions in excess of investment income—net		(343,568)
Accumulated net realized gain (loss) on investments		3,899,686
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		22,634,585
Net Assets ($)		225,107,925

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	214,845,053	10,262,872
Shares Outstanding	6,669,434	322,711
Net Asset Value Per Share ($)	32.21	31.80

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2018 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $30,066 foreign taxes withheld at source):
Unaffiliated issuers	2,152,000
Affiliated issuers	17,285
Total Income	2,169,285
Expenses:
Management fee—Note 3(a)	690,629
Prospectus and shareholders’ reports	70,017
Professional fees	50,016
Directors’ fees and expenses—Note 3(d)	17,926
Distribution fees—Note 3(b)	12,897
Custodian fees—Note 3(c)	4,767
Shareholder servicing costs—Note 3(c)	4,595
Loan commitment fees—Note 2	2,733
Miscellaneous	23,365
Total Expenses	876,945
Less—reduction in expenses due to undertaking—Note 3(a)	(52,522)
Less—reduction in fees due to earnings credits—Note 3(c)	(361)
Net Expenses	824,062
Investment Income—Net	1,345,223
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,879,136
Net realized gain (loss) on forward foreign currency exchange contracts	50,084
Net Realized Gain (Loss)	3,929,220
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(4,678,558)
Net Realized and Unrealized Gain (Loss) on Investments	(749,338)
Net Increase in Net Assets Resulting from Operations	595,885

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Operations ($):
Investment income—net	1,345,223	2,335,933
Net realized gain (loss) on investments	3,929,220	43,286,871
Net unrealized appreciation (depreciation) on investments	(4,678,558)	(11,803,414)
Net Increase (Decrease) in Net Assets Resulting from Operations	595,885	33,819,390
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(3,898,183)	(2,632,049)
Service Shares	(157,553)	(108,956)
Net realized gain on investments:
Initial Shares	(41,232,227)	(15,130,712)
Service Shares	(1,957,913)	(772,217)
Total Distributions	(47,245,876)	(18,643,934)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,899,806	6,289,382
Service Shares	596,488	1,369,778
Distributions reinvested:
Initial Shares	45,130,410	17,762,761
Service Shares	2,115,466	881,173
Cost of shares redeemed:
Initial Shares	(13,729,997)	(33,706,023)
Service Shares	(605,978)	(3,477,410)
Increase (Decrease) in Net Assets from Capital Stock Transactions	35,406,195	(10,880,339)
Total Increase (Decrease) in Net Assets	(11,243,796)	4,295,117
Net Assets ($):
Beginning of Period	236,351,721	232,056,604
End of Period	225,107,925	236,351,721
Undistributed (distributions in excess of) investment income—net	(343,568)	2,366,945
Capital Share Transactions (Shares):
Initial Shares
Shares sold	51,613	163,577
Shares issued for distributions reinvested	1,380,979	481,245
Shares redeemed	(377,161)	(872,998)
Net Increase (Decrease) in Shares Outstanding	1,055,431	(228,176)
Service Shares
Shares sold	16,082	35,925
Shares issued for distributions reinvested	65,535	24,109
Shares redeemed	(17,043)	(92,472)
Net Increase (Decrease) in Shares Outstanding	64,574	(32,438)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended June 30, 2018		Year Ended December 31,
Initial Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	40.27	37.86	38.56	45.97	44.09	33.24
Investment Operations:
Investment income—net[a]	.21	.38	.44	.47	.45	.46
Net realized and unrealized gain (loss) on investments	(.01)	5.14	3.15	(1.54)	5.07	10.87
Total from Investment Operations	.20	5.52	3.59	(1.07)	5.52	11.33
Distributions:
Dividends from investment income—net	(.71)	(.46)	(.50)	(.47)	(.48)	(.48)
Dividends from net realized gain on investments	(7.55)	(2.65)	(3.79)	(5.87)	(3.16)	—
Total Distributions	(8.26)	(3.11)	(4.29)	(6.34)	(3.64)	(.48)
Net asset value, end of period	32.21	40.27	37.86	38.56	45.97	44.09
Total Return (%)	.20[b]	15.33	10.38	(3.20)	13.45	34.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75[c]	.80	.86	.86	.84	.86
Ratio of net expenses to average net assets	.70[c]	.77	.86	.86	.84	.86
Ratio of net investment income to average net assets	1.19[c]	.99	1.21	1.14	1.02	1.19
Portfolio Turnover Rate	38.10[b]	119.51	60.67	59.57	45.05	38.81
Net Assets, end of period ($ x 1,000)	214,845	226,078	221,172	227,483	270,483	264,713

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended June 30, 2018		Year Ended December 31,
Service Shares	(Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	39.80	37.46	38.19	45.58	43.76	33.01
Investment Operations:
Investment income—net[a]	.16	.28	.34	.36	.33	.36
Net realized and unrealized gain (loss) on investments	(.00)[b]	5.08	3.12	(1.52)	5.04	10.78
Total from Investment Operations	.16	5.36	3.46	(1.16)	5.37	11.14
Distributions:
Dividends from investment income—net	(.61)	(.37)	(.40)	(.36)	(.39)	(.39)
Dividends from net realized gain on investments	(7.55)	(2.65)	(3.79)	(5.87)	(3.16)	—
Total Distributions	(8.16)	(3.02)	(4.19)	(6.23)	(3.55)	(.39)
Net asset value, end of period	31.80	39.80	37.46	38.19	45.58	43.76
Total Return (%)	.08[c]	15.04	10.08	(3.41)	13.13	33.99
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00[d]	1.05	1.11	1.11	1.09	1.11
Ratio of net expenses to average net assets	.95[d]	1.02	1.11	1.11	1.09	1.11
Ratio of net investment income to average net assets	.94[d]	.74	.96	.89	.76	.93
Portfolio Turnover Rate	38.10[c]	119.51	60.67	59.57	45.05	38.81
Net Assets, end of period ($ x 1,000)	10,263	10,274	10,884	9,869	10,632	8,767

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 150 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial and Service. Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2018 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	202,315,484	-	-	202,315,484
Equity Securities - Foreign Common Stocks†	15,507,020	-	-	15,507,020
Registered Investment Company	7,188,718	-	-	7,188,718

† See Statement of Investments for additional detailed categorizations.

At December 31, 2017, $15,968,823 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2017 was as follows: ordinary income $4,614,655 and long-term capital gains $14,029,279. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2018, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement with Dreyfus, the management fee is computed at an annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from January 1, 2018 through May 1, 2019, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of neither class (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after May 1, 2019, Dreyfus may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $52,522 during the period ended June 30, 2018.

Pursuant to the separate sub-investment advisory agreement between Dreyfus and Newton, Newton serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2018, Service shares were charged $12,897 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended June 30, 2018, Initial shares were charged $3,794 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2018, the fund was charged $530 for transfer agency services and $75 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $75.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2018, the fund was charged $4,767 pursuant to the custody agreement. These fees were partially offset by earnings credits of $286.

During the period ended June 30, 2018, the fund was charged $6,320 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $112,498 and Distribution Plan fees $2,138, custodian fees $4,961, Chief Compliance Officer fees $6,320 and transfer agency fees $267, which are offset against an expense reimbursement currently in effect in the amount of $7,551.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended June 30, 2018, amounted to $86,769,011 and $99,599,895, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2018 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At June 30, 2018, there were no outstanding forward contracts.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2018:

Average Market Value ($)
Forward contracts	52,391

At June 30, 2018, accumulated net unrealized appreciation on investments was $22,635,126, consisting of $29,608,376 gross unrealized appreciation and $6,973,250 gross unrealized depreciation.

At June 30, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTES

NOTES

For More Information

The Dreyfus Sustainable U.S. Equity Portfolio, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2018 MBSC Securities Corporation 0111SA0618

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Sustainable U.S. Equity Portfolio, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 8, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    August 8, 2018

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)